SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - April 22, 2005

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

(State or other jurisdiction (Commission File     (IRS Employer
     of Incorporation)             Number)       Identification
                                                    Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
           _____________________________________________

           On April 22, 2005, Union National Financial
           Corporation issued a press release reporting first quarter earnings and announcing a 5% stock dividend and second quarter cash dividend. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (b)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Earnings Release dated April 22, 2005.

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: April 22, 2005        /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer

                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original
_______                                 ________________________

99.1       Press Release                5

                          EXHIBIT 99.1

                          Press Release

                        PRESS RELEASE

   Union National Financial Corporation Reports First Quarter
   __________________________________________________________
  Earnings and Announces Stock Dividend and Second Quarter Cash
  _____________________________________________________________
                           Dividend
                           ________

Mount Joy, Pennsylvania, April 22, 2005.  Union National
Financial Corporation, the parent bank holding company of Union
National Community Bank, reported consolidated net income of $822,000 for the first quarter of 2005, as compared to $773,000 for the same period of 2004, an increase of 6.3%.

Union National's earnings for the first quarter of 2005, as compared to the same period of 2004, were enhanced by a significant increase in net interest income. The increase in net interest income resulted from continued growth in earning assets and specifically growth in commercial loans. In addition, as a result of Union National's revenue-enhancing initiatives, other operating income increased. Partially offsetting these items was an increase in the provision for loan losses due to continued strong loan growth and an increase in operating expenses related to strategic initiatives which included key additions to our sales team.

The Board of Directors of Union National Financial Corporation approved the payment of its second regular quarterly cash dividend for 2005. The cash dividend of 16 cents per share is payable on May 20, 2005, to stockholders of record on May 5, 2005. The Board also declared a five percent (5%) stock dividend payable on May 20, 2005, to stockholders of record on May 5, 2005. After giving effect for this 5% stock dividend, basic earnings per share for the first quarter of 2005 amounted to 33 cents per share, a 10% increase in comparison to basic earnings per share of 30 cents for the same period of 2004. Diluted earnings per share, adjusted for the 5% stock dividend, amounted to 32 cents per share in comparison to 30 cents for the first quarter of 2004.

The Board of Directors of Union National Financial Corporation also approved the purchase of up to 100,000 shares of its outstanding common stock. These repurchases, in open market and privately negotiated transactions, will be made periodically by management and will generally offset shares issued under Union National's stock option and dividend reinvestment plans. The Board of Directors believes that a repurchase of this type is in the best interests of Union National and its stockholders as a method to enhance long-term shareholder value.


FINANCIAL HIGHLIGHTS      Three Months Ended
____________________      __________________

                     March 31, 2005 March 31, 2004 Percent Change
                     ______________ ______________ ______________
Net Interest Income     $ 3,579,000    $ 3,113,000          15.0%
Provision for
  Loan Losses               124,000         57,000         117.5%
Other Operating
  Income                    988,000        904,000           9.3%
Investment
   Securities Gains          21,000         87,000         -75.9%
Other Operating
   Expenses               3,470,000      3,130,000          10.9%
Net Income                  822,000        773,000           6.3%
PER SHARE INFORMATION (1):
Earnings Per Share -
   Basic                      $0.33          $0.30          10.0%


Earnings Per Share -
   Assuming Dilution           0.32           0.30           6.7%
Dividends Per Share           0.152          0.152           0.0%
PERFORMANCE RATIOS:
Net Interest Margin %
   (Taxable-Equivalent)       4.02%          4.03%          -0.2%
Return on Average
   Stockholders' Equity      12.53%         11.35%          10.4%
Return on Average
   Realized Stockholders'
   Equity (2)                 12.61%         11.89%
6.1%

   (1) Adjusted to reflect 5% stock dividend that is payable on May 20, 2005.
   (2) Excludes the impact of accumulated other comprehensive income on total stockholders' equity.


                          Balance Sheet as of
                          ___________________

                     March 31, 2005 March 31, 2004 Percent Change
                     ______________ ______________ ______________
Total Loans            $267,649,000   $231,497,000          15.6%
Allowance for
   Loan Losses           (2,430,000)    (2,037,000)         19.3%
Total Assets            412,204,000    360,895,000          14.2%
Total Deposits          275,141,000    237,770,000          15.7%
Total Stockholders'
   Equity                26,520,000     26,842,000          -1.2%
PER SHARE INFORMATION (1):
Book Value Per Share         $10.49         $10.60          -1.0%
BALANCE SHEET RATIOS:
Total Stockholders'
   Equity as a % of
   Assets                     6.43%          7.44%         -13.6%
Nonperforming Loans
   as a % of Total Loans      0.49%          0.68%         -27.9%

   (1) Adjusted to reflect 5% stock dividend that is payable on May 20, 2005.
   (2) Excludes the impact of accumulated other comprehensive income on total stockholders' equity.



Union National Community Bank, a wholly-owned subsidiary of Union
National Financial Corporation, has been serving its communities for over 150 years. The bank operates seven retail offices in Lancaster County.

For Further Information, Please Contact:
Mark D. Gainer, President/CEO
Union National Financial Corporation
101 East Main Street
P.O. Box 567
Mount Joy, PA 17552-0567
(717) 653-1441


This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.